SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
 ____________________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 1, 2018

CHINA BIOTECH HOLDINGS LIMITED
 (Exact name of registrant as specified in its charter)

AGATE ISLAND ACQUISITION CORPORATION
(Former Name of Registrant as Specified in its Charter)

Delaware	000-55631	81-2310905
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
China Biotech Holdings Limited
17700 Castleton Street, Suite 583
City of Industry, California 91748
(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code:  (011) or + 86 1851 838 8462
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[_]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 1, 2018, the board of directors (the "Board of Directors") of China Biotech Holdings Limited (the "Company") appointed Edward Sin (Age 33) to serve as the Chief Financial Officer of the Company.  Mr. Sin is an Associate Chartered Accountant with the Institute of Chartered Accountants in England and Wales, a Certified Public Accountant with the Hong Kong Institute of Certified Public Accountants, and is qualified as a Financial Risk Manager with the Global Association of Risk Professionals.  He holds a Bachelor of Economics and Finance degree from the University of Hong Kong.

There is no arrangement or understanding between Mr. Sin and any other person pursuant to which Mr. Sin was appointed as the Company's Chief Financial Officer. There are no related party transactions between the Company and Mr. Sin, and there are no family relationships between Mr. Sin and any of the directors or officers of the Company.

In connection with his appointment, effective February 1, 2018, Mr. Sin has entered into a one-year service agreement with the Company. The following summary of Mr. Sin's new service agreement is qualified in its entirety by reference to the English translation of the full and complete terms of the agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K, and which is incorporated herein by reference.

Under the agreement, Mr. Sin will receive a monthly service fee of RMB10,000, he will not be a full-time contractor to the Company and his working hours are flexible. He is expected to perform his duties both in Beijing, Peoples Republic of China and in the Hong Kong Special Administrative Region. His duties will include working as the Company's Chief Financial Officer, coordinating the professional team work required for the Company as a reporting company under the Securities Exchange Act of 1934, as amended, and related matters.

The employment agreement also provides that the agreement may be terminated by either party upon thirty (30) days notice by one party to the other.

The employment agreement contains a confidentiality provision relating to the Company's trade secrets,  and is applicable both during and after the termination of the agreement.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Exhibit Description
10.1	English Translation of Contract for Services with Edward Sin effective February 1, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

CHINA BIOTECH HOLDINGS LIMITED

Date: February 8, 2018	By:	/s/ CHANG TingTing
CHANG TingTing, Chief Executive Officer